SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment Number 1

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): AUGUST 15, 2001

HNC SOFTWARE INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-26146 (Commission File Number)	33-0248788 (I.R.S. Employer Identification Number)

5935 CORNERSTONE COURT WEST, SAN DIEGO, CA 92121
(Address of Principal Executive Offices)

(858) 546-8877
(Registrant’s Telephone Number, Including Area Code)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS
Exhibit 23.01
Exhibit 99.01
Exhibit 99.02
Exhibit 99.03

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     On August 30, 2001, HNC Software Inc. filed a Form 8-K to report its acquisition of the assets of the Blaze business unit from Brokat Technologies, Inc. In that report, HNC indicated that it would file the information required by this Item 7 of Form 8-K no later than the date required by this item. HNC is filing this Amendment Number 1 to provide this financial information.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The following financial statements of the Blaze business unit of Brokat Technologies, Inc. are filed with this report as Exhibit 99.01 and are incorporated into this report by this reference:

(i)	Audited consolidated balance sheets as of March 31, 2000 (predecessor basis) and December 31, 2000 (successor basis).

(ii)	Audited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the years ended March 31, 1999 and 2000 (predecessor basis), for the period from April 1, 2000 to September 29, 2000 (predecessor basis) and for the period from September 30, 2000 to December 31, 2000 (successor basis).

(iii)	Unaudited consolidated balance sheet as of June 30, 2001 (successor basis).

(iv)	Unaudited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the six months ended June 30, 2000 (predecessor basis) and 2001 (successor basis).

(b)	PRO FORMA FINANCIAL INFORMATION.

The following unaudited pro forma financial information is filed with this report as Exhibit 99.02 and is incorporated into this report by this reference.

(i)	Unaudited pro forma condensed consolidated balance sheet of HNC Software Inc. as of June 30, 2001.

(ii)	Unaudited pro forma condensed consolidated statement of operations of HNC Software Inc. for the six months ended June 30, 2001.

(iii)	Unaudited pro forma condensed consolidated statement of operations of HNC Software Inc. for the year ended December 31, 2000.

(iv)	Notes to unaudited pro forma condensed consolidated financial information

(c)	EXHIBITS.

The following exhibits are filed herewith:

23.01	Consent of PricewaterhouseCoopers LLP

99.01	Historical financial statements of the Blaze business unit of Brokat Technologies, Inc.:

i)	Audited consolidated balance sheets as of March 31, 2000 (predecessor basis) and December 31, 2000 (successor basis).

ii)	Audited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the years ended March 31, 1999 and 2000 (predecessor basis), for the period from April 1, 2000 to September 29, 2000 (predecessor basis) and for the period from September 30, 2000 to December 31, 2000 (successor basis).

iii)	Unaudited consolidated balance sheet as of June 30, 2001 (successor basis).

iv)	Unaudited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the six months ended June 30, 2000 (predecessor basis) and 2001 (successor basis).

99.02	Unaudited pro forma condensed consolidated financial information:

i)	Unaudited pro forma condensed consolidated balance sheet of HNC Software Inc. as of June 30, 2001.

ii)	Unaudited pro forma condensed consolidated statement of operations of HNC Software Inc. for the six months ended June 30, 2001.

iii)	Unaudited pro forma condensed consolidated statement of operations of HNC Software Inc. for the year ended December 31, 2000.

iv)	Notes to unaudited pro forma condensed consolidated financial information

99.03	Bylaws, as amended August 31, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.

HNC SOFTWARE INC.

Dated: October 29, 2001

By:	/s/ Kenneth J. Saunders Kenneth J. Saunders, Chief Financial Officer and Secretary

By:	/s/ Russell C. Clark Russell C. Clark, Vice President, Corporate Finance and Assistant Secretary

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

23.01	Consent of PricewaterhouseCoopers LLP

99.01	Historical financial statements of the Blaze business unit of Brokat Technologies, Inc.:
	i)	Audited consolidated balance sheets as of March 31, 2000 (predecessor basis) and December 31, 2000 (successor basis).

	ii)	Audited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the years ended March 31, 1999 and 2000 (predecessor basis), for the period from April 1, 2000 to September 29, 2000 (predecessor basis) and for the period from September 30, 2000 to December 31, 2000 (successor basis).

	iii)	Unaudited consolidated balance sheet as of June 30, 2001 (successor basis).

	iv)	Unaudited consolidated statements of operations, shareholders’ equity (deficit) and cash flows for the six months ended June 30, 2000 (predecessor basis) and 2001 (successor basis).

99.02	Unaudited pro forma condensed consolidated financial information:
	i)	Unaudited pro forma condensed consolidated balance sheet of HNC Software Inc. as of June 30, 2001.

	ii)	Unaudited pro forma condensed consolidated statement of operations of HNC Software Inc. for the six months ended June 30, 2001.

	iii)	Unaudited pro forma condensed consolidated statement of operations of HNC Software Inc. for the year ended December 31, 2000.

	iv)	Notes to unaudited pro forma condensed consolidated financial information

99.03	Bylaws, as amended August 31, 2001

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